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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                         ------------------------------

                                    FORM 8-K

                            -------------------------

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 17, 2003





                               NOBLE ENERGY, INC.
                               ------------------
             (Exact name of Registrant as specified in its charter)


           DELAWARE                   001-07964                 73-0785597
           --------                  -----------           -------------------
(State or other jurisdiction of      Commission             (I.R.S. Employer
 incorporation or organization)      File Number           Identification No.)




       100 GLENBOROUGH, SUITE 100
             HOUSTON, TEXAS                                      77067
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (281) 872-3100


               ---------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:

                  99.1     Press Release dated December 17, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On December 17, 2003 Noble Energy, Inc. (the "Company") issued a press release updating its 2003 asset disposition program, related discontinued operations and the write off of the Company's investment in Vietnam. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1. The press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    NOBLE ENERGY, INC.



Date: December 19, 2003             By:  /s/ JAMES L. MCELVANY
                                        -------------------------------------
                                        James L. McElvany
                                        Senior Vice President-Finance, Chief
                                        Financial Officer and Treasurer



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                                INDEX TO EXHIBITS



         EXHIBIT
         NUMBER                  DESCRIPTION
         -------                 -----------

         99.1     Press Release dated December 17, 2003